UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

On June 1, 2023, Adaptimmune Therapeutics plc, a public limited company incorporated in England and Wales (“Adaptimmune”), filed a report on Form 8-K (the “Original Report”) to report the completion of its previously announced strategic combination contemplated by that certain Agreement and Plan of Merger, dated as of March 5, 2023, as amended by Amendment No. 1 to the Agreement and Plan of Merger entered into as of April 5, 2023 (as amended, the “Merger Agreement”), with TCR2 Therapeutics Inc., a Delaware corporation (“TCR2”), Adaptimmune, and CM Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Adaptimmune (“Merger Sub”). Pursuant to the Merger Agreement, among other things, Merger Sub merged with and into TCR2, with TCR2 surviving as a wholly-owned subsidiary of Adaptimmune.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Original Report to include the financial statements and the pro forma financial information required under Items 9.01(a) and 9.01(b), which were excluded from the Original Report in reliance on the instructions to such Items.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of TCR² required by Item 9.01(a) to this Current Report on Form 8-K/A are incorporated herein by reference to TCR²’s audited consolidated financial statements as of and for the year ended December 31, 2022 included in TCR²’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities & Exchange Commission (the “SEC”) on March 23, 2023 and to TCR²’s unaudited consolidated financial statements as of and for the quarterly periods ended March 31, 2023 and March 31, 2022 included in TCR²’s Quarterly Report on Form 10-Q filed with the SEC on May 11, 2023.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2023, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2023, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022, and the related notes thereto are filed as Exhibit 99.3 to this Amendment, and are incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of KPMG LLP, independent registered public accounting firm.

99.1

Audited Consolidated Financial Statements of TCR[2] Therapeutics Inc. (incorporated by reference to TCR[2]’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023).

99.2

Unaudited Consolidated Financial Statements of TCR[2] Therapeutics Inc. (incorporated by reference to TCR[2]’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on May 11, 2023).

99.3

The Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2023, the Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2023, the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2022, and the related notes thereto.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: August 10, 2023	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary